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                                                                Exhibit 10.42(b)


                                 AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                   SUBORDINATED NON-NEGOTIABLE PROMISSORY NOTE


     THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED SUBORDINATED NON-NEGOTIABLE PROMISSORY NOTE (this "AMENDMENT") is made and entered into as of May 31, 2002 between printCafe Systems, a Delaware corporation (the "COMPANY"), and Michael
J. Miller and Neil G. Miller (collectively, the "HOLDER"). This Amendment amends the Amended and Restated Subordinated Non-Negotiable Promissory Note dated as of December 31, 2001 (the "NOTE") between the Company and the Holder and shall become effective upon closing of an initial public offering (the "Effective Time") of common stock by Printcafe Software, Inc., parent of the Company. Terms used herein that are not defined shall have the meanings ascribed thereto in the Note unless otherwise defined herein.

     NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender agree as follows:

1. PRINCIPAL AMOUNT AND INTEREST. At the Effective Time, the principal amount of the Note shall be increased from $4,000,000.00 to $4,200,000.00. The unpaid principal amount of the Note (as amended by this Amendment) shall bear interest from and after the date of the Effective Time at the rate of 8.0% per annum.

2. AMENDMENT TO SECTION 1 OF THE NOTE. At the Effective Time, Section 1 of the Note shall be amended to replace "$166,666.66" with "$175,000.00" so that the entire sentence reads as follows:

     "The principal amount of this Note shall be payable in twenty-four (24) consecutive monthly payments of $175,000.00 commencing January 1, 2003 and continuing on the first day of each of the next twenty-three (23) months, with the last principal payment due December 1, 2004."

3. EFFECT ON THE NOTE. Except as amended by this Amendment, the Note remains in full force and effect.

4. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Company and the Holder and their respective successors and assigns.

5. COUNTERPARTS; FACSIMILE. This Amendment may be executed by one or more parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

6. GOVERNING LAW. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Arizona, without regard to choice of law principles.


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7. FEES AND EXPENSES. The Company shall reimburse the Holder for reasonable attorney fees and expenses incurred in connection with the negotiation and execution of this Amendment.

     IN WITNESS WHEREOF, this Amendment has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                        PRINTCAFE SYSTEMS, INC.


                                        By: /s/ Joseph J. Whang
                                            ------------------------------------
                                            Name: Joseph J. Whang
                                            Title: CFO & COO


ACKNOWLEDGED, ACCEPTED
AND AGREED THIS 31st DAY
OF MAY, 2002


HOLDER:


/s/ Michael J. Miller
---------------------------------------
Michael J. Miller


/s/ Neil G. Miller
---------------------------------------
Neil G. Miller